UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5454

Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/05

FORM N-CSR
Item 1.	Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
28	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
New Jersey Municipal
Bond Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier New Jersey Municipal Bond Fund, Inc., covering the six-month period from January 1, 2005, through June 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager,W. Michael Petty.

The first half of 2005 proved to be an unusual time for fixed-income securities, including municipal bonds. Contrary to historical norms, yields of longer-term securities fell — and their prices rose — even as the Federal Reserve Board attempted to forestall inflationary pressures by raising short-term interest rates. Signs of potential economic weakness, a strengthening U.S. dollar and robust investor demand for a limited supply of tax-exempt securities appear to have fueled the market’s rally.

Our economists currently expect the U.S. economy to continue to grow over the foreseeable future without significant new inflationary pressures. These factors may create new opportunities and challenges for municipal bond investors, potentially leading to market conditions that could affect the various sectors of the U.S. fixed-income market in different ways. As always, we encourage you to discuss these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier New Jersey Municipal Bond Fund, Inc. perform relative to its benchmark?

For the six-month period ended June 30, 2005, the fund achieved total returns of 2.88% for Class A shares, 2.63% for Class B shares and 2.51% for Class C shares.1 In comparison, the Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 2.89% for the reporting period.2 In addition, the fund is reported in the Lipper New Jersey Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the Lipper category was 2.82% .3

Although rising interest rates eroded the prices of short-term securities, longer-term municipal bonds fared relatively well over the reporting period.The fund’s returns were in line with its benchmark and Lipper category average, due in part to the fund’s seasoned core holdings, which fared well in this rising short-term interest-rate environment.

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal and New Jersey income taxes as is consistent with the preservation of capital.

To pursue this goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal and New Jersey personal income taxes.The fund invests at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“high-yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

The Federal Reserve Board (the “Fed”) continued to raise short-term interest rates by 25 basis points at each of its meetings during the reporting period. In March, the Fed accompanied its rate hike with a statement saying, “Pressures on inflation have picked up in recent months and pricing power is more evident.”This more hawkish tone caused inflation concerns to intensify and fixed-income markets to become more volatile. In the second quarter of the year, however, signs of a potential global economic slowdown alleviated these inflation concerns and calmed the markets.

Indeed, despite higher short-term interest rates and surging energy prices, longer-term bonds rallied over the reporting period. It now appears that robust demand from foreign investors, including Asian central banks, helped support their prices.

The fund also was influenced by New Jersey’s relatively troubled fiscal condition. Revenue projections have remained slightly below budget estimates, primarily due to shortfalls in sales taxes and corporate business taxes. In addition, the state faces a structural budget deficit for the next fiscal year, which Acting Governor Codey has proposed to close

4

with a combination of asset sales and revenue initiatives, including some tax increases. However, state courts have prohibited the state from financing its budget deficit with borrowed money, so issuance of New Jersey municipal bonds is expected to remain relatively stable.

We engaged in relatively little trading activity in this environment, as it made little sense to replace the fund’s existing, higher-coupon holdings with lower-yielding, newly issued bonds.When holdings matured or were called away, we generally reinvested in premium bonds that historically have tended to hold up well during market declines. In addition, we took advantage of opportunities to increase the fund’s holdings of tax-exempt bonds backed by New Jersey’s settlement of litigation with the nation’s tobacco companies. These securities fared particularly well when concerns regarding future litigation eased.

What is the fund’s current strategy?

In anticipation of further increases of short-term interest rates, we have maintained a relatively cautious investment posture. Indeed, just one day before the reporting period’s end, the Fed raised the federal funds rate to 3.25%, and more rate hikes are currently expected in the months ahead.

July 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New Jersey residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of fund expenses by The Dreyfus
Corporation pursuant to an agreement in which shareholders are given at least 90 days’ notice, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier New Jersey Municipal Bond Fund, Inc. from January 1, 2005 to June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2005
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.28	$ 6.78	$ 8.03
Ending value (after expenses)	$1,028.80	$1,026.30	$1,025.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2005

	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.26	$ 6.76	$ 8.00
Ending value (after expenses)	$1,020.58	$1,018.10	$1,016.86

† Expenses are equal to the fund’s annualized expense ratio of .85% for Class A, 1.35% for Class B and 1.60% for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS June 30, 2005 (Unaudited)
	Principal
Long-Term Municipal Investments—98.4%	Amount ($)	Value ($)

New Jersey—91.5%
Atlantic County Utilities Authority,
Solid Waste System Revenue:
7%, 3/1/2008	3,450,000	3,490,365
7.125%, 3/1/2016	13,250,000	13,452,062
Bayshore Regional Sewer Authority, Sewer Revenue
5.50%, 4/1/2012 (Insured; MBIA)
(Prerefunded 4/1/2006)	2,000,000 [a]	2,082,800
Bordentown Sewer Authority, Revenue
5.375%, 12/1/2020 (Insured; FGIC)	3,880,000	4,234,166
Burlington County Bridge Commission, Lease Revenue
County Guaranteed (Government Leasing Project)
5.25%, 8/15/2021	1,000,000	1,089,070
Camden Zero Coupon, 2/15/2012 (Insured; FSA)	4,385,000	3,458,493
Carteret Board of Education, COP
6%, 1/15/2024 (Insured, MBIA)	440,000	494,305
Delaware River and Bay Authority, Revenue:
5%, 1/1/2027 (Insured; MBIA)	3,220,000	3,417,289
5.75%, 1/1/2029 (Insured; AMBAC)	5,000,000	5,617,700
East Orange:
Zero Coupon, 8/1/2010 (Insured; FSA)	4,240,000	3,572,412
Zero Coupon, 8/1/2011 (Insured; FSA)	2,500,000	2,022,025
East Orange Board of Education, COP, LR:
Zero Coupon, 2/1/2021 (Insured; FSA)	935,000	483,975
Zero Coupon, 2/1/2026 (Insured; FSA)	845,000	336,707
Zero Coupon, 2/1/2028 (Insured; FSA)	2,345,000	843,239
Essex County Improvement Authority, Lease
Revenue (County Correctional Facility Project)
6%, 10/1/2025 (Insured; FGIC)
(Prerefunded 10/1/2010)	10,000,000 [a]	11,429,100
Gloucester Township Municipal Utilities Authority, Sewer
Revenue 5.65%, 3/1/2018 (Insured; AMBAC)	2,530,000	2,935,306
Hudson County, COP (Correctional Facilities)
5%, 12/1/2021 (Insured; MBIA)	5,460,000	5,879,874
Hudson County Improvement Authority,
LR (County Services Building Project)
5%, 4/1/2035 (Insured; AMBAC)	2,500,000	2,669,900
Jersey City:
Zero Coupon, 5/15/2010 (Insured; FSA)	4,745,000	4,029,691
6%, 10/1/2008 (Insured; AMBAC)	2,490,000	2,728,243
Mercer County Improvement Authority, Revenue
(County Courthouse Project) 5.75%, 11/1/2017	500,000	535,465

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New Jersey (continued)
Middlesex County Improvement Authority, Revenue,
Utility System (Perth Amboy Project):
Zero Coupon 9/1/2020 (Insured; AMBAC)	4,900,000		2,600,626
Zero Coupon 9/1/2022 (Insured; AMBAC)	5,000,000		2,392,300
New Brunswick Parking Authority, Guaranteed Parking
Revenue 5%, 9/1/2024 (Insured; MBIA)	1,220,000		1,291,821
State of New Jersey:
6%, 7/15/2010 (Insured; MBIA)	7,400,000		8,384,422
6%, 5/1/2016 (Prerefunded 5/1/2010)	3,695,000	[a]	4,188,246
New Jersey Building Authority,
State Building Revenue:
5.25%, 12/15/2020 (Insured; FSA)
(Prerefunded 12/15/2012)	2,000,000	[a]	2,257,220
5%, 12/15/2021 (Insured; FSA)
(Prerefunded 12/15/2012)	1,000,000	[a]	1,112,200
New Jersey Economic Development Authority:
Cigarette Tax Revenue 5.75%, 6/15/2029	2,500,000		2,708,125
(Department of Human Services):
6.10%, 7/1/2017	4,200,000		4,649,652
6.25%, 7/1/2024	1,320,000		1,474,796
District Heating and Cooling
(Trigen—Trenton District Energy Co. L.P. Project):
6.20%, 12/1/2007	3,675,000		3,682,460
6.20%, 12/1/2010	4,040,000		4,047,797
Economic Development
(Masonic Charity Foundation of New Jersey):
5.875%, 6/1/2018	2,750,000		3,068,202
5.50%, 6/1/2021	1,920,000		2,094,912
6%, 6/1/2025	1,000,000		1,124,510
5.25%, 6/1/2032	350,000		378,399
First Mortgage (The Evergreens):
6%, 10/1/2017	650,000		671,658
6%, 10/1/2022	700,000		720,111
Health, Hospital and Nursing Home
(Hillcrest Health Service):
Zero Coupon, 1/1/2012 (Insured; AMBAC)	1,000,000		788,890
Zero Coupon, 1/1/2013 (Insured; AMBAC)	1,000,000		755,620
Zero Coupon, 1/1/2015 (Insured; AMBAC)	3,250,000		2,238,990
Zero Coupon, 1/1/2017 (Insured; AMBAC)	5,000,000		3,141,950
Zero Coupon, 1/1/2018 (Insured; AMBAC)	2,500,000		1,499,575
Zero Coupon, 1/1/2020 (Insured; AMBAC)	6,500,000		3,532,100
Zero Coupon, 1/1/2022 (Insured; AMBAC)	6,000,000		2,939,820

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Economic Development Authority (continued):
Local or Guaranteed Housing,
First Mortgage (Fellowship Village):
5.50%, 1/1/2018	2,950,000	3,023,720
5.50%, 1/1/2025	3,000,000	3,047,130
(Morris Hall / Saint Lawrence Inc. Project)
5.50%, 4/1/2027 (LOC; Wachovia Bank N.A.)
(Prerefunded 4/1/2006)	3,000,000 [a]	3,124,200
Motor Vehicle Surcharge Revenue:
Zero Coupon, 7/1/2020 (Insured; MBIA)	3,750,000	2,004,150
Zero Coupon, 7/1/2021 (Insured; MBIA)	2,620,000	1,332,480
(School Facilities Construction)
7.846%, 6/15/2018 (Insured; AMBAC)	5,000,000 [b,c]	6,143,500
State Lease (State Office Buildings Project):
6%, 6/15/2014 (Insured; AMBAC)	2,425,000	2,755,309
6.125%, 6/15/2018 (Insured; AMBAC)	7,535,000	8,604,443
Waste Paper Recycling (Marcal Paper Mills Inc. Project):
6.25%, 2/1/2009	5,440,000	5,443,101
8.50%, 2/1/2010	3,955,000	3,964,097
New Jersey Educational Facilities Authority, Revenue:
(Farleigh Dickinson University) 6%, 7/1/2020	2,535,000	2,808,983
(Higher Education Capital Improvement Fund)
5%, 9/1/2021 (Insured; FSA)	5,270,000	5,706,672
(Public Library Project)
5%, 9/1/2022 (Insured; AMBAC)	5,500,000	5,906,945
(Rowan University):
4.50%, 7/1/2030 (Insured; AMBAC)	1,150,000	1,164,341
5.75%, 7/1/2030 (Insured; FGIC)	15,405,000	17,340,330
(Stevens Institute of Technology)
5.375, 7/1/2034	2,500,000	2,658,175
(William Patterson University)
5%, 7/1/2028 (Insured; FGIC)	2,000,000	2,139,800
New Jersey Environmental Infrastructure Trust
5.25%, 9/1/2018	4,070,000	4,477,529
New Jersey Health Care Facilities Financing Authority,
Health, Hospital and Nursing Home Revenue:
(Atlantic City Medical Center):
6%, 7/1/2012	3,000,000	3,413,340
6.25%, 7/1/2017	5,000,000	5,738,750
(Capital Health System Obligated Group)
5.75%, 7/1/2023	3,000,000	3,265,440

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Health Care Facilities Financing Authority,
Health, Hospital and Nursing Home Revenue (continued):
(General Hospital Center at Passaic)
6.75%, 7/1/2019 (Insured; FSA)	550,000	693,451
(Raritan Bay Medical Center) 7.25%, 7/1/2014	3,010,000	3,180,215
(Saint Barnabas Health)
Zero Coupon, 7/1/2023 (Insured; MBIA)	5,500,000	2,490,290
(Saint Clare’s Hospital Inc.)
5.25%, 7/1/2022	5,260,000	5,621,678
(Saint Elizabeth Hospital Obligated Group):
6%, 7/1/2014	2,500,000	2,618,025
6%, 7/1/2020	3,120,000	3,280,212
New Jersey Higher Education Assistance Authority, Student
Loan Revenue 6.125%, 6/1/2017 (Insured; MBIA)	415,000	426,707
New Jersey Highway Authority, Revenue (Garden State
Parkway) 6%, 1/1/2019	6,645,000	8,040,583
New Jersey Housing and Mortgage Finance Agency, Revenue:
Home Buyer:
5.75%, 4/1/2018 (Insured; MBIA)	1,650,000	1,715,439
5.30%, 4/1/2026 (Insured; MBIA)	3,210,000	3,278,084
Multi-Family Housing:
5.70%, 5/1/2020 (Insured; FSA)	2,640,000	2,797,001
5.75%, 5/1/2025 (Insured; FSA)	895,000	945,729
5.65%, 5/1/2040 (Insured; AMBAC, FHA)	5,250,000	5,572,823
New Jersey Transit Corp., Lease Purchase Agreement, COP:
Federal Transit Administration Grants
5.75%, 9/15/2014 (Insured; AMBAC)
(Prerefunded 9/15/2010)	5,000,000 [a]	5,649,700
(Raymond Plaza East Inc.)
6.50%, 10/1/2016 (Insured; FSA)
(Prerefunded 4/1/2007)	3,945,000 [a]	4,237,719
New Jersey Transportation Trust Fund Authority
(Transportation System):
7%, 6/15/2012 (Insured; MBIA)	3,745,000	4,565,792
7%, 6/15/2012
(Insured; MBIA) (Prerefunded 6/15/2012)	2,255,000 [a]	2,772,906
6.863%, 6/15/2014	12,750,000 [b,c]	14,816,393
5%, 6/15/2016 (Insured; FSA)
(Prerefunded 6/15/2009)	10,610,000 [a]	11,420,498
9.238%, 12/15/2018	4,500,000 [b,c]	5,964,840
9.238%, 12/15/2019	4,000,000 [b,c]	5,302,080

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Turnpike Authority, Turnpike Revenue:
6.50%, 1/1/2016	60,000	72,383
6.50%, 1/1/2016 (Insured; FSA)	1,000,000	1,219,800
6.50%, 1/1/2016 (Insured; MBIA)	4,730,000	5,769,654
6.50%, 1/1/2016 (Insured; MBIA)
(Prerefunded 1/1/2016)	17,935,000 [a]	21,660,458
6.50%, 1/1/2016 (Prerefunded; 1/1/2016)	160,000 [a]	193,235
5%, 1/1/2035 (Insured; AMBAC)	8,000,000	8,424,320
North Hudson Sewer Authority, Sewer Revenue
5.25%, 8/1/2019 (Insured; FGIC)	1,000,000	1,106,640
North Jersey District Water Supply Commission,
Sewer Revenue (Wanaque South Project)
6%, 7/1/2019 (Insured; MBIA)	2,000,000	2,363,720
Port Authority of New York and New Jersey:
Port, Airport, and Marina Improvements Revenue:
(Consolidated Bond 119th Series)
5.50%, 9/15/2016 (Insured; FGIC)	4,650,000	4,821,911
(Consolidated Bond 121st Series)
5.375%, 10/15/2035 (Insured; MBIA)	14,950,000	15,890,953
(Consolidated Bond 124th Series)
5%, 8/1/2019	1,000,000	1,033,890
Special Obligation Revenue
(JFK International Air Terminal)
6.25%, 12/1/2015 (Insured; MBIA)	5,000,000	5,860,850
Rahway, COP 5.625%, 2/15/2020 (Insured; MBIA)	600,000	662,070
Rahway Redevelopment Agency, Public Library
Revenue 5%, 10/15/2022 (Insured; FGIC)	3,580,000	3,892,677
Rutgers University
5%, 5/1/2031 (Insured; FGIC)	3,000,000	3,201,720
South Jersey Transportation Authority, Transportation
System Revenue 5%, 11/1/2033	2,500,000	2,673,950
Tobacco Settlement Financing Corp.:
5.75%, 6/1/2032	7,700,000	8,011,157
7%, 6/1/2041	10,630,000	12,155,086
6.75%, 6/1/2039	1,790,000	2,011,351
Union County Improvement Authority, Revenue
(Correctional Facility Project) 5%, 6/15/2022	3,155,000	3,382,539
Union County Utilities Authority, Solid Waste
Revenue (Ogden Martin)
5.375%, 6/1/2020 (Insured; AMBAC)	4,990,000	5,260,408

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New Jersey (continued)
University of Medicine and Dentistry
5.50%, 12/1/2027 (Insured; AMBAC)	15,425,000	17,224,326
West Deptford Township
5.50%, 9/1/2019 (Insured; FGIC)	1,800,000	2,010,996
West Orange Board of Education, COP
6%, 10/1/2024 (Insured; MBIA)	500,000	564,600
U.S. Related—6.9%
Children’s Trust Fund of Puerto Rico, Tobacco
Settlement Revenue 5.75%, 7/1/2012
(Prerefunded 7/1/2010)	3,000,000 [a]	3,362,100
Commonwealth of Puerto Rico
5.65%, 7/1/2015 (Insured; MBIA)	2,000,000	2,349,560
Puerto Rico Highway and Transportation Authority,
Transportation Revenue 5.75%, 7/1/2041	17,000,000	19,099,160
Puerto Rico Housing Bank and Finance Agency,
SFMR (Affordable Housing Mortgage)
6.25%, 4/1/2029 (Guaranteed; FNMA, GNMA)	270,000	276,650
University of Puerto Rico, University Revenues
5.375%, 6/1/2030 (Insured; MBIA)	3,450,000	3,490,745
Virgin Islands Public Finance Authority, Revenues,
Gross Receipts Taxes Loan Note:
6.375%, 10/1/2019	2,000,000	2,295,960
6.50%, 10/1/2024	3,000,000	3,422,190
Total Long-Term Municipal Investments
(cost $448,913,560)		489,764,248

Short-Term Municipal Investments—.4%

New Jersey Economic Development Authority,
Water Facilities Revenue, VRDN
2.28% (SBPA; Bank of New York)
(cost $2,175,000)	2,175,000 [d]	2,175,000

Total Investments (cost $451,088,560)	98.8%	491,939,248
Cash and Receivables (Net)	1.2%	5,810,981
Net Assets	100.0%	497,750,229

12

Summary of Abbreviations

AMBAC	American Municipal Bond	GNMA	Government National Mortgage
	Assurance Corporation		Association
COP	Certificate of Participation	LOC	Letter of Credit
FGIC	Financial Guaranty Insurance	LR	Lease Revenue
	Company	MBIA	Municipal Bond Investors Assurance
FHA	Federal Housing Administration		Insurance Corporation
FNMA	Federal National Mortgage	SBPA	Standby Bond Purchase Agreement
	Association	SFMR	Single Family Mortgage Revenue
FSA	Financial Security Assurance	VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or Standard & Poor’s	Value (%) †

AAA	Aaa	AAA	66.0
AA	Aa	AA	3.9
A	A	A	13.1
BBB	Baa	BBB	10.0
B	B	B	.7
F1	MIG1/P1	SP1/A1	.4
Not Rated [e]	Not Rated [e]	Not Rated [e]	5.9
			100.0

†	Based on total investments.
[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used
	to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Inverse floater security—the interest rate subject to periodic change.
[c]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, these securities
	amounted to $32,226,813 or 6.5% of net assets.
[d]	Securities payable on demand.Variable interest rate—subject to periodic change.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005 (Unaudited)

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		451,088,560	491,939,248
Interest receivable			6,788,027
Receivable for shares of Common Stock subscribed			391
Prepaid expenses			21,434
			498,749,100

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			309,196
Cash overdraft due to Custodian			295,180
Payable for shares of Common Stock redeemed			284,916
Accrued expenses			109,579
			998,871

Net Assets ($)			497,750,229

Composition of Net Assets ($):
Paid-in capital			459,866,067
Accumulated undistributed investment income—net			188,667
Accumulated net realized gain (loss) on investments			(3,155,193)
Accumulated net unrealized appreciation
(depreciation) on investments			40,850,688

Net Assets ($)			497,750,229

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	494,027,679	1,919,305	1,803,245
Shares Outstanding	36,972,178	143,799	135,084

Net Asset Value Per Share ($)	13.36	13.35	13.35

See notes to financial statements.
14

STATEMENT OF OPERATIONS Six Months Ended June 30, 2005 (Unaudited)
Investment Income ($):
Interest Income	12,615,671
Expenses:
Management fee—Note 3(a)	1,486,354
Shareholder servicing costs—Note 3(c)	764,722
Directors’ fees and expenses—Note 3(d)	47,379
Professional fees	29,031
Custodian fees	28,045
Registration fees	19,626
Distribution fees—Note 3(b)	11,140
Prospectus and shareholders’ reports	10,011
Loan commitment fees—Note 2	696
Miscellaneous	19,369
Total Expenses	2,416,373
Less—reduction in management fee due to
undertaking—Note 3(a)	(298,860)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(4,791)
Net Expenses	2,112,722
Investment Income—Net	10,502,949

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	438,016
Net realized gain (loss) on options transactions	(559,267)
Net Realized Gain (Loss)	(121,251)
Net unrealized appreciation (depreciation) on investments	3,876,810
Net Realized and Unrealized Gain (Loss) on Investments	3,755,559
Net Increase in Net Assets Resulting from Operations	14,258,508

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Operations ($):
Investment income—net	10,502,949	21,312,004
Net realized gain (loss) on investments	(121,251)	1,896,059
Net unrealized appreciation
(depreciation) on investments	3,876,810	(3,775,974)
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,258,508	19,432,089

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(10,403,182)	(21,140,425)
Class B shares	(32,786)	(50,803)
Class C shares	(31,201)	(51,709)
Net realized gain on investments:
Class A shares	—	(690,071)
Class B shares	—	(1,943)
Class C shares	—	(2,205)
Total Dividends	(10,467,169)	(21,937,156)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	13,745,239	27,944,322
Class B shares	439,937	781,460
Class C shares	167,973	685,726
Dividends reinvested:
Class A shares	7,431,237	15,713,370
Class B shares	20,046	26,169
Class C shares	16,871	29,000
Cost of shares redeemed:
Class A shares	(31,499,195)	(76,653,589)
Class B shares	(168,542)	(226,165)
Class C shares	(129,152)	(160,560)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(9,975,586)	(31,860,267)
Total Increase (Decrease) in Net Assets	(6,184,247)	(34,365,334)

Net Assets ($):
Beginning of Period	503,934,476	538,299,810
End of Period	497,750,229	503,934,476
Undistributed investment income—net	188,667	—

16

	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Capital Share Transactions:
Class A [a]
Shares sold	1,035,776	2,120,972
Shares issued for dividends reinvested	559,695	1,194,252
Shares redeemed	(2,372,171)	(5,819,319)
Net Increase (Decrease) in Shares Outstanding	(776,700)	(2,504,095)

Class B [a]
Shares sold	33,208	58,967
Shares issued for dividends reinvested	1,511	1,992
Shares redeemed	(12,739)	(17,194)
Net Increase (Decrease) in Shares Outstanding	21,980	43,765

Class C
Shares sold	12,659	51,853
Shares issued for dividends reinvested	1,272	2,209
Shares redeemed	(9,854)	(12,353)
Net Increase (Decrease) in Shares Outstanding	4,077	41,709

a During the period ended December 31, 2004, 1,505 Class B shares representing $19,691 were automatically converted to 1,504 Class A shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2005			Year Ended December 31,

Class A Shares	(Unaudited)	2004	2003 [a]	2002	2001 [b]	2000

Per Share Data ($):
Net asset value,
beginning of period	13.26	13.32	13.25	12.76	12.86	12.15
Investment Operations:
Investment income—net	.28[c]	.55[c]	.57[c]	.62[c]	.63[c]	.63
Net realized and unrealized
gain (loss) on investments	.10	(.04)	.06	.49	(.10)	.71
Total from Investment Operations	.38	.51	.63	1.11	.53	1.34
Distributions:
Dividends from
investment income—net	(.28)	(.55)	(.56)	(.62)	(.63)	(.63)
Dividends from net realized
gain on investments	—	(.02)	—	(.00)[d]	(.00)[d]	—
Total Distributions	(.28)	(.57)	(.56)	(.62)	(.63)	(.63)
Net asset value, end of period	13.36	13.26	13.32	13.25	12.76	12.86

Total Return (%)	2.88[e,f]	3.91[e]	4.90[e]	8.88	4.19	11.29

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97[g]	.95	.95	.94	.94	.95
Ratio of net expenses
to average net assets	.85[g]	.85	.86	.85	.86	.85
Ratio of net investment income
to average net assets	4.24[g]	4.16	4.29	4.77	4.87	5.13
Portfolio Turnover Rate	5.06[f]	16.98	24.45	33.10	28.39	27.91

Net Assets, end of period
($ x 1,000)	494,028	500,585	536,073	558,814	545,112	524,284

[a]	The fund commenced offering three classes of shares on January 7, 2003.The existing shares were redesignated
Class A shares.
[b]	As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt
securities.The effect of this change for the period ended December 31, 2001 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.86% to 4.87%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
[c]	Based on average shares outstanding at each month end.
[d]	Amount represents less than $.01 per share.
[e]	Exclusive of sales charge.
[f]	Not annualized.
[g]	Annualized.
See notes to financial statements.

18

	Six Months Ended
	June 30, 2005	Year Ended December 31,

Class B Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.25	13.30	13.13
Investment Operations:
Investment income—net [b]	.25	.48	.48
Net realized and unrealized
gain (loss) on investments	.09	(.03)	.17
Total from Investment Operations	.34	.45	.65
Distributions:
Dividends from investment income—net	(.24)	(.48)	(.48)
Dividends from net realized gain on investments	—	(.02)	—
Total Distributions	(.24)	(.50)	(.48)
Net asset value, end of period	13.35	13.25	13.30

Total Return (%) [c]	2.63[d]	3.46	5.07[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.53[e]	1.50	1.49[e]
Ratio of net expenses to average net assets	1.35[e]	1.35	1.35[e]
Ratio of net investment income
to average net assets	3.72[e]	3.65	3.63[e]
Portfolio Turnover Rate	5.06[d]	16.98	24.45

Net Assets, end of period ($ x 1,000)	1,919	1,614	1,038

[a]	From January 7, 2003 (commencement of initial offering) to December 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	June 30, 2005	Year Ended December 31,

Class C Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.25	13.31	13.13
Investment Operations:
Investment income—net [b]	.23	.45	.44
Net realized and unrealized
gain (loss) on investments	.10	(.04)	.19
Total from Investment Operations	.33	.41	.63
Distributions:
Dividends from investment income—net	(.23)	(.45)	(.45)
Dividends from net realized gain on investments	—	(.02)	—
Total Distributions	(.23)	(.47)	(.45)
Net asset value, end of period	13.35	13.25	13.31

Total Return (%) [c]	2.51[d]	3.13	4.88[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.74[e]	1.72	1.72[e]
Ratio of net expenses to average net assets	1.60[e]	1.60	1.59[e]
Ratio of net investment income
to average net assets	3.50[e]	3.41	3.34[e]
Portfolio Turnover Rate	5.06[d]	16.98	24.45

Net Assets, end of period ($ x 1,000)	1,803	1,736	1,188

[a]	From January 7, 2003 (commencement of initial offering) to December 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier New Jersey Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey personal income taxes, as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (200 million shares authorized), Class B (150 million shares authorized) and Class C (150 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

22

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $3,022,547 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2004. If not applied, $985,343 of the carryover expires in fiscal 2008, and $2,037,204 expires in fiscal 2011. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the fund’s merger with Dreyfus Premier State Municipal Bond Fund, New Jersey Series may apply.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2004 was as follows: tax exempt income $21,242,937 and ordinary income $694,219.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken until such time as they give shareholders at least 90 days’ notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage commissions, interest expense, commitment fees, extraordinary expenses, shareholder services fees and Rule 12b-1 distribution plan fees, but including the management fee, exceed .60 of 1% of the value of the fund’s average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement, or the Manager will bear such excess expense.The reduction in management fee, pursuant to the undertaking, amounted to $298,860 during the period ended June 30, 2005.

During the period ended June 30, 2005, the Distributor retained $5,381 from commissions earned on sales of the fund’s Class A shares and $5,900 and $285 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

24

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended June 30, 2005, Class B and Class C shares were charged $4,421 and $6,719, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2005, Class A, Class B and Class C shares were charged $614,864, $2,210 and $2,240 respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2005, the fund was charged $73,191 pursuant to the transfer agency agreement.

During the period ended June 30, 2005, the fund was charged $1,998 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $245,153, Rule 12b-1 distribution plan fees $1,875, shareholder services

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

plan fees $102,147 and chief compliance officer fees $1,998, which are offset against an expense reimbursement currently in effect in the amount of $41,977.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended June 30, 2005, amounted to $24,886,460 and $34,349,378, respectively.

At June 30, 2005, accumulated net unrealized appreciation on investments was $40,850,688, consisting of $40,885,068 gross unrealized appreciation and $34,380 gross unrealized depreciation.

At June 30,2005,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and

26

alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on May 24, 2005, the Board considered the re-approval of the fund’s Management Agreement (the “Management Agreement”) for an additional one-year term, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to the Management Agreement.The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of the distribution channels of the fund as well as the distribution of other funds in the Dreyfus complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

28

Comparative Analysis of the Fund’s Performance, Management Fee and Expense Ratio. The Board members reviewed the fund’s Class A performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and the relevant Lipper category averages.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund.The Board members noted that the fund’s total return performance was higher than the comparison group and Lipper category averages for the three- and five-year periods ended March 31, 2005, but was lower than the comparison group and Lipper category averages for the one-year period and slightly lower than the comparison group average for the ten-year period ended March 31, 2005. They also noted that the fund’s performance based on annualized yields was higher than the Lipper category averages for the one-, three-, five- and ten-year periods ended March 31, 2005 and was higher than the comparison group average for the ten-year period, but was lower than the comparison group averages for all other time periods. The Board members also discussed the fund’s management fee and expense ratio, noting the fund’s management fee was higher than that of the other funds in the comparison group, but that the fund’s expense ratio was lower than the Lipper category average.The Board noted that Dreyfus has undertaken, until such time as they give shareholders at least 90 days’ notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage commissions, extraordinary expenses, interest expenses, commitment fees on borrowings, shareholder servicing fees and Rule 12b-1 fees, but including the management fee, exceed .60 of 1% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense.

The Fund 29

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L

O F T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

There were no other mutual funds, or institutional or wrap fee separate accounts, that were managed by the Manager or its affiliates, with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The information also analyzed where any economies of scale might emerge as fund assets grow.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had not been increasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and given the fund’s overall performance and generally superior service levels provided. The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on profitability of the Manager.

30

At the conclusion of these discussions, each Trustee expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was generally satisfied with the fund’s performance particularly as compared to the Lipper category averages.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of comparative performance and expense and advisory fee information (including the Manager’s current undertaking to limit the fund’s expense ratio), costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 31

NOTES

For More Information

Dreyfus Premier
New Jersey
Municipal Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier New Jersey Municipal Bond Fund, Inc.

By:	/s/Stephen E. Canter
Stephen E. Canter
President

Date:	August 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	August 30, 2005

By:	/s/James Windels
James Windels
Chief Financial Officer

Date:	August 30, 2005

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)